UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

DIGITAL LIGHTWAVE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Digital Lightwave, Inc.

5775 Rio Vista Drive

Clearwater, Florida 33760

(727) 442-6677

http://www.lightwave.com

April 19, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Digital Lightwave, Inc. (the “Company”) to be held on May 22, 2007. The meeting will begin promptly at 10:00 a.m., local time, at the Radisson Hotel and Conference Center located at 12600 Roosevelt Boulevard, St. Petersburg, Florida 33716.

The official Notice of Meeting, Proxy Statement, Proxy Card, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

We are pleased to offer record holders of Common Stock (those who hold stock certificates registered in their own names and not in the name of a bank, broker or other nominee) the option of voting by telephone or through the Internet.

Every stockholder’s vote is important. To ensure your shares are voted at the meeting, please return the enclosed Proxy Card at your earliest convenience (mailing your completed Proxy Card will not prevent you from voting in person at the meeting if you wish to do so) or vote by telephone or through the Internet. Voting procedures are described on the Proxy Card. Your cooperation will be greatly appreciated.

Members of the Company’s Board of Directors and management look forward to greeting personally those stockholders who are able to attend in person.

Sincerely,

Dr. Bryan J. Zwan
Chairman of the Board

DIGITAL LIGHTWAVE, INC.

5775 Rio Vista Drive

Clearwater, Florida 33760

(727) 442-6677

http://www.lightwave.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2007

Notice is hereby given that the 2007 Annual Meeting of Stockholders (the “Meeting”) of Digital Lightwave, Inc., a Delaware corporation (the “Company”), will be held at the Radisson Hotel and Conference Center located at 12600 Roosevelt Boulevard, St. Petersburg, Florida 33716 on May 22, 2007, at 10:00 a.m., local time, for the following purposes:

(1)	to re-elect the current five directors of the Company to hold office until the 2008 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

(2)	to ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending December 31, 2007; and

(3)	to transact such other business as may properly come before the Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 19, 2007, will be entitled to notice of and to vote at the Meeting and any adjournments thereof. Each of these stockholders is cordially invited to be present and vote at the Meeting in person. A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder ten days prior to the Meeting at the principal offices of the Company located at 5775 Rio Vista Drive, Clearwater, Florida 33760.

Representation of at least a majority of all outstanding shares of Common Stock of the Company is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES: (I) BY CALLING THE TOLL-FREE NUMBER ON YOUR PROXY CARD, (II) VIA THE INTERNET, BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, OR (III) BY MARKING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS QUICKLY AS POSSIBLE. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to ensure that all your shares will be voted. Your proxy may be revoked at any time prior to the time it is voted.

Please read the proxy material carefully. Your vote is important, and the Company appreciates your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,

Clearwater, Florida April 19, 2007	Kenneth T. Myers President, Chief Executive Officer, Principal Financial Officer and Secretary

DIGITAL LIGHTWAVE, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2007

DIGITAL LIGHTWAVE, INC.

5775 Rio Vista Drive

Clearwater, Florida 33760

(727) 442-6677

http://www.lightwave.com

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

OF

DIGITAL LIGHTWAVE, INC.

TO BE HELD ON MAY 22, 2007

SOLICITATION OF PROXIES

Your proxy in the enclosed form is solicited by the Board of Directors (the “Board”) of Digital Lightwave, Inc., a Delaware corporation (the “Company”), for use at its 2007 Annual Meeting of Stockholders to be held at the Radisson Hotel and Conference Center located at 12600 Roosevelt Boulevard, St. Petersburg, Florida 33716 on Tuesday, May 22, 2007, at 10:00 a.m., local time (the “Meeting”), for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Meeting. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “2006 Annual Report”) is being mailed to stockholders concurrently with this Proxy Statement. The mailing of this Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy Card (the “Proxy Card”) to the stockholders of the Company is expected to commence on or about May 2, 2007. The 2006 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

The shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), represented by proxy will be voted in accordance with the instructions given on the Proxy Card, subject to the proper execution of the Proxy Card and its receipt by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted (i) “FOR” the election of the director nominees to the Board named in this Proxy Statement, (ii) “FOR” the proposed ratification of the appointment of independent auditors, and (iii) in the discretion of the proxies as to any other matters that may properly come before the Meeting. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy Card is present at the Meeting and votes in person.

Copies of solicitation material will be furnished to brokerage firms, nominees, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others (“Record Holders”) to forward to such beneficial owners. The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse such Record Holders and the Company’s transfer agent for their reasonable out-of-pocket expenses in forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by telephone, telegram, and facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver solicitation materials to Record Holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. Except as described above, the Company does not intend to solicit proxies other than by mail.

SHARES OUTSTANDING AND VOTING RIGHTS

Record Date and Shares Outstanding

Only holders of shares of Common Stock of record as of the close of business on April 19, 2007 (the “Record Date”), are entitled to vote at the Meeting. As of the Record Date, 255,467,346 shares of Common Stock (collectively, the “Shares”) were issued and outstanding. Each of the Shares is entitled to one vote on all matters to be voted upon at the Meeting. There is no cumulative voting.

Quorum; Broker Non-Votes; Abstentions

The presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding Shares will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. The Shares that are voted by proxy “FOR,” “AGAINST” or “WITHHELD FROM” a proposal are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as Shares entitled to vote at the Meeting with respect to such proposal.

Broker non-votes (i.e., Shares held by a broker or nominee that are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, a broker non-vote will not affect the outcome of the voting on any proposal set forth in this Proxy Statement.

Directors will be elected by a plurality of the votes of the Shares present in person or represented by proxy at the Meeting. Any of the Shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for one director nominee results in another nominee receiving a larger portion of votes. The proposal to ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending December 31, 2007 must be approved by the holders of a majority of the Shares represented in person or by proxy and entitled to vote at the Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes are not counted as votes “FOR” or “AGAINST” the proposal.

Revocability of Proxy

A proxy may be revoked by a stockholder at any time prior to the voting at the Meeting by written notice to the Secretary of the Company, by submission of another duly executed proxy bearing a later date or by voting in person at the Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company or its transfer agent. The mere presence at the Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy Card by the stockholder or, if no instructions are indicated, will be voted (i) “FOR” the election of the director nominees to the Board named in this Proxy Statement, (ii) “FOR” the proposed ratification of the appointment of independent auditors, and (iii) as to any other matter that may be properly brought before the Meeting, in accordance with the judgment of the proxy holders.

Securities Ownership of Certain Beneficial Owners and Management

The following table lists the stockholders known to the Company to be the beneficial owners of more than 5% of the Shares. The table also provides the stock ownership as of the same date of all directors, all executive officers and all directors and executive officers as a group. As of April 19, 2007, there were 255,467,346 shares of Common Stock issued and outstanding. To the knowledge of the Company, except as noted in the footnotes below, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise noted in the footnotes, the address for each person is c/o Digital Lightwave, Inc., 5775 Rio Vista Drive, Clearwater, Florida 33760.

	Shares Beneficially Owned (1)
Executive Officers and Directors	Number	Percent (8)
Dr. Bryan J. Zwan (2)	232,722,523	91.1%
Robert F. Hussey (3)	640,000	*
Robert Moreyra (4)	425,000	*
Gerald A. Fallon (5)	240,000	*
Kenneth T. Myers (6)	45,833	*
Peter H. Collins (7)	37,500	*

All executive officers and directors as a group (6 persons)	234,110,856	91.6%

*	Less than one percent.
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options or convertible securities that are currently exercisable or convertible or are exercisable or convertible within 60 days of April 19, 2007, are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Consists of (a) 11,518,750 shares of Common Stock owned through affiliates controlled by Dr. Zwan, ZG Nevada Limited Partnership and ZG Nevada, Inc., and (b) 221,203,773 shares of Common Stock owned by Optel Capital, LLC (“Optel”), an entity controlled by Dr. Zwan. Dr. Zwan’s address is c/o Orrick, Herrington & Sutcliffe LLP, 1000 Marsh Road, Menlo Park, California 94025, and Attention: Louis D. Soto.
(3)	Consists of 640,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 19, 2007.
(4)	Consists of 425,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 19, 2007.
(5)	Consists of 240,000 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 19, 2007.
(6)	Consists of 45,833 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 19, 2007.
(7)	Consists of 37,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 19, 2007.
(8)	The percent of shares beneficially owned is based upon the 255,467,346 shares of Common Stock issued and outstanding on April 19, 2007, and the number of shares held by the executive officers or directors of the Company. See Notes (2) through (7) above.

PROPOSAL ONE

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

The Company’s Bylaws provide that the Board can fix the authorized number of directors from time to time between one and nine. Effective June 30, 2003, the Board fixed the number of directors authorized to serve on the Board at five. All of the nominees named in this Proxy Statement are currently serving as directors of the Company. Following the Meeting, the Board will continue to consist of five members.

The proxy cannot be voted for a greater number of persons than the number of nominees nominated. Each director nominee elected at the Meeting will hold office until the 2008 Annual Meeting of Stockholders of the Company or until his successor is duly elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause in accordance with the Bylaws of the Company. Each nominee has agreed to serve if elected. Management knows of no reason why any of these nominees would be unable or unwilling to serve; but, in the event that any director nominee becomes unable or unwilling to serve prior to the Meeting, the proxies will be voted for the election of such other person(s) for the office of director as the Nominating Committee may recommend in the place of such nominee.

The following table and the narrative that follows sets forth, for each nominee and director continuing in office, the year in which he was first elected or appointed as director, his age, his present position with the Company, principal occupations for the last five years and directorships with other public companies. There are no family relationships among any of the directors, director nominees or executive officers of the Company.

Name	First Became Director	Age	Position
Dr. Bryan J. Zwan (4)	1990	59	Chairman
Gerald A. Fallon (1)(2)(3)(5)	2000	57	Director
Robert Moreyra (2)(3)(5)	2003	48	Director
Peter H. Collins (1)(2)(3)(5)	2004	38	Director
Robert F. Hussey (4)	2000	58	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating Committee.
(4)	Member of the Executive Committee.
(5)	Member of the Special Committee.

Dr. Bryan J. Zwan co-founded the Company in October 1990 and served as Chairman of the Board from its inception until July 1999. In addition, Dr. Zwan served as the Company’s Chief Executive Officer from the Company’s inception until December 1998 and served as its President from inception until March 1996 and from October 1996 until December 1998. Dr. Zwan was re-appointed as Chairman of the Board, Chief Executive Officer and President of the Company in January 2002. In August 2002, the Board accepted the resignation of Dr. Zwan as President and Chief Executive Officer of the Company. Dr. Zwan continues to serve as the Chairman of the Board. Dr. Zwan holds a Ph.D. degree in Space Physics from Rice University and B.S. degrees in Physics and Chemistry from the University of Houston.

Mr. Gerald A. Fallon served as Executive Vice President and Senior Managing Director—KeyCorp (Capital Markets), until he retired in March 2001. Additionally, Mr. Fallon currently serves on the Board of Directors of Park View Federal Savings Bank, Logos Communications, Inc. and Thomas F. McDonald & Partners. Mr. Fallon holds a B.A. degree in Economics from Georgetown University and an M.B.A. degree in Finance from Columbia University.

Mr. Robert Moreyra has been Senior Managing Director of Atlantic American Capital Advisors, LLC (“AACA”), an investment bank specializing in small and mid-sized technology companies and a wholly owned subsidiary of Atlantic American Corporate Group, LLC (“AACG”), a holding company that owns AACA, as well as other private equity and merchant banking operations since February 2001. Mr. Moreyra is Executive Vice President and a 15% owner of AACG. Mr. Moreyra was a Managing Director of H.C. Wainwright & Co., Inc. from February 2000 to February 2001, Managing Director of The First American Investment Banking Corporation from May 1999 to February 2000, Vice President of Corporate Finance at William R. Hough & Co. from April 1998 to May 1999, Managing Director with Tunstall Consulting, Inc. from September 1997 to March 1998 and Chief Executive Officer of Pardue, Heid, Church, Smith & Waller, Inc. from February 1986 to February 1998. Additionally, Mr. Moreyra has served on the board of directors of Fugleberg Koch Architects, Inc. since February 2003. Mr. Moreyra received his B.B.A. degree in Finance from Florida International University and an M.B.A. degree from the University of Central Florida.

Peter H. Collins has been a Principal and Senior Managing Director of Atlantic American Equity Partners, LLC and Executive Vice President of AACG. In 2002 Mr. Collins also co-founded and is currently President of Community Reinvestment Partners, LP (“CRP”), a large Florida-based private real estate investment partnership. Prior to CRP and beginning in 1998, Mr. Collins was a Partner with the private equity firm Rock Creek Capital, located in Jacksonville, Florida. He also served as a Manager with the Florida State Board of Administration (Florida’s Public Pension Fund) in Tallahassee, and served four years as Chief of Staff to Florida State Senator Charles Williams. Mr. Collins received both a B.S. degree in Finance and an M.B.A. degree in Finance from Florida State University.

Mr. Robert F. Hussey served as Interim President and Chief Executive Officer of the Company from February 2005 to February 2006 and as Strategic Restructuring Advisor for the Company from December 2002 to December 2003. Mr. Hussey was President and Chief Executive Officer of Metro Vision of North America, Inc., a niche cable television company, from February 1991 until April 1997, when it merged with York Hannover Health Care, Inc. Mr. Hussey also serves as a director of i2 Telecom, Inc. (f/k/a Digital Data, Inc.), Nur Macroprinters, Ltd., Distributed Power Corporation, H.C. Wainwright and Company, Inc., Axcess International, Inc., World Racing Group Inc., and SendTec, Inc.

Vote Required and Board Recommendation

Directors will be elected by a majority of votes of the shares present in person or represented by proxy at the Meeting. Votes withheld from any director nominee are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Stockholders do not have the right to cumulate their votes in the election of directors.

THE BOARD RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES ABOVE LISTED.

Information Regarding Executive Officers

The following sets forth the names, ages, principal positions with the Company for the periods indicated and a description of the background of each of the Company’s current executive officers. Executive officers are appointed by the Board and serve at the pleasure of the Board, subject to the terms of any employment agreements between the executive officers and the Company. There are no family relationships among any of the directors, director nominees or executive officers of the Company.

Name	Age	Positions
Kenneth T. Myers	52	President, Chief Executive Officer, Principal Financial Officer and Secretary

Kenneth T. Myers has served as the Company’s President, Chief Executive Officer, Principal Financial Officer and Secretary since February 2006. Mr. Myers is a co-founder of the Company and has served the Company in various capacities, including as a distinguished member of the technical staff (DMTS), engineering manager, vice president of technology and chief technical officer since November 1991 (except from January 2002 to July 2004 while on sabbatical). Prior to co-founding the Company, Mr. Myers served from March 1987 to February 1991 as an engineering manager for optical developments in several start-up companies. Mr. Myers’s career has spanned 30 years in engineering and development.

CORPORATE GOVERNANCE

Board of Directors Independence

The Board has determined that Messrs. Collins and Fallon are independent as defined under Rule 4200 of the NASDAQ Marketplace Rules.

Board of Directors Meetings and Standing Committees

The Board and its committees meet regularly throughout the year and all directors are expected to attend each meeting of the Board and the committees on which they serve. During the fiscal year ended December 31, 2006, the Board held four regular meetings. Each director attended at least 75% of the aggregate number of Board meetings and meetings of committees on which he served. The Company has a policy that states that, except for unexpected and unusual circumstances, all directors will be present at the Annual Meeting of Stockholders. During the 2006 Annual Meeting of Stockholders held on May 23, 2006, all of the Directors were present.

Audit Committee

The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is currently composed of, and following the Meeting will continue to be composed of, two directors, Mr. Fallon (Chairman) and Mr. Collins, who: (i) are independent, as independence for audit committee members is defined under Rule 4200 of the NASDAQ Marketplace Rules; (ii) meet the criteria for independence set forth in Rule 10-A-3(b)(1) under the Exchange Act; (iii) have not participated in the preparation of the financial statements of the Company during the past three years; and (iv) are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. In addition, the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance. The Audit Committee is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee held four meetings during the year ended December 31, 2006. The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the adequacy of such charter on an annual basis. The Board has determined that Gerald A. Fallon qualifies as an audit committee financial expert, as defined under SEC rules.

Nominating Committee

The Board has established a standing Nominating Committee. The Nominating Committee currently consists of Mr. Collins (Chairman) and Mr. Fallon, each of whom is independent, as independence for nominating committee members is defined under Rule 4200 of the NASDAQ Marketplace Rules, and Mr. Moreyra. The Nominating Committee did not meet in 2006. The Nominating Committee operates under a written charter adopted by the Board, a copy of which was attached as Appendix A to the Company’s Proxy Statement filed with the SEC on December 17, 2004. The Nominating Committee is responsible for identifying individuals qualified to become members of the Board and for selecting, or recommending that the Board select, nominees to the Board for election at the Company’s annual meeting of stockholders. The Nominating Committee identifies potential candidates for the Board based on its network of business and industry contacts. The candidates’ qualifications are then reviewed to determine if they possess several of the following characteristics: business and financial acumen, knowledge of the telecommunications, technology and/or test equipment industries, and prior experience serving as a director for other companies. Based on the composition of the Board and the Company’s needs, the Nominating Committee will also consider whether the candidate qualifies as an independent director under the NASDAQ Marketplace Rules. Those candidates who hold the appropriate qualifications are interviewed by the Nominating Committee, a determination is made as to which candidate or candidates the Nominating Committee will present to the Board, and the Committee secures a commitment from the candidate or candidates to serve on the Board if nominated. The Nominating Committee makes its recommendation to the Board, which has an opportunity to meet with the candidate or candidates prior to voting on the recommendation of the Nominating Committee.

Additionally, the Nominating Committee will consider recommendations for nominees to the Board submitted by stockholders. Stockholders who wish the Nominating Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the Nominating Committee in care of the Secretary of the Company at the principal executive offices of the Company. The Company requires such stockholder nominees to be submitted to the principal offices not less than 120 days and not more than 180 days prior to the anniversary date of the mailing date of this Proxy Statement. This requirement is consistent with the requirement in the Company’s Bylaws for a stockholder presentation of an item for consideration as an agenda item at a meeting of the stockholders.

Compensation Committee

The Compensation Committee consists of Messrs. Collins (Chairman), Fallon and Moreyra. The Compensation Committee recommends to the Board compensation for the Company’s executive officers and directors and oversees the administration of the Company’s employee stock option and stock purchase plans. All decisions of the Compensation Committee relating to compensation of the Company’s executive officers are reviewed and approved by the entire Board. Compensation Committee does not use outside compensation consultants on a regular basis. Messers. Collins and Fallon serve as independent directors (as defined in Rule 4200 of the NASDAQ Marketplace Rules). The Compensation Committee did not meet in 2006 and is not governed by a written charter.

Other Committees

The Executive Committee consists of Dr. Zwan (Chairman) and Mr. Hussey. The Executive Committee did not meet in 2006. The Special Committee is currently composed of Messrs. Moreyra (Chairman), Collins and Fallon and was formed by the Board in 2003 for the purpose of reviewing the fairness of transactions between the Company and affiliates of Dr. Zwan. The Special Committee did not meet in 2006.

Communication with Directors

The Board provides a process for stockholders to send communications to the Board. Stockholders may contact the Board through written communication sent by certified mail to Digital Lightwave, Inc., 5775 Rio Vista Drive, Clearwater, Florida 33760, and Attention: Investor Relations—Board of Directors. From time to time, the Board may change the process by which stockholders may communicate with the Board. Such changes will be posted to the Company’s website at www.lightwave.com.

Director Compensation

The following table shows the cash compensation as well as certain other compensation paid to the Company’s directors during the year ended December 31, 2006:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
Peter H. Collins	$30,000	$—	$5,627	$—	$—	$—	$35,627
Gerald A. Fallon	30,000	—	33,252	—	—	—	63,252
Robert F. Hussey	25,000	—	36,164	—	—	55,384	116,548
Robert Moreyra	30,000	—	64,533	—	—	—	94,533
Dr. Bryan J. Zwan	—	—	—	—	—	—	—

(1)	Amounts shown in this column are based on the accounting expense recognized by the Company in fiscal year 2006 related to stock option awards, exclusive of any estimates of forfeitures relating to service-based vestings. The assumption used to calculate the accounting expense recognized in fiscal year 2006 for these stock options is set forth in Note 1 under Stock Based Compensation to the Company’s consolidated audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
(2)	Amounts shown in this column is salary earned by Mr. Hussey from January 1, 2006—February 13, 2007 while serving as Interim President and Chief Executive Officer.

Each independent director automatically receives an option to purchase 50,000 shares of Common Stock under the 2001 Stock Option Plan upon joining the Board and automatically receives an additional option to purchase 25,000 shares of Common Stock under the 2001 Stock Option Plan upon re-election at each Annual Meeting of Stockholders thereafter. Directors of the Company receive an annual service fee of $30,000. Employee directors do not receive compensation for their service on the Board. Directors are also reimbursed for travel and other expenses relating to attendance at meetings of the Board or committees. During 2006, Dr. Zwan elected not to receive any compensation, either in terms of director fees or stock option grants for services he provided to the Company as Chairman of the Board. Additionally, during 2006, Dr. Zwan elected not to be reimbursed by the Company for travel and other expenses related to attendance at meetings of the Board or committees.

Outstanding Director Equity Awards at Fiscal Year-End

The following shows the outstanding equity awards of the Company’s directors as of December 31, 2006. The Company did not grant any awards to the Named Executive Officers under any equity incentive plans during the year ended December 31, 2006.

	Option Awards
	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Un-exercisable
Peter H. Collins	37,500	12,500	(1)	1.30	12/7/2010
Gerald A. Fallon	15,000 25,000 25,000 100,000 75,000	— — — — 25,000	(2)	1.42 1.28 2.26 2.26 1.01	8/7/2008 1/12/2009 3/4/2010 3/4/2010 11/8/2010
Robert F. Hussey	15,000 25,000 100,000 25,000 100,000 75,000 250,000 50,000	— — — — — 25,300 — 50,000	(3) (4)	1.42 1.28 1.28 2.26 2.26 1.01 1.11 0.26	8/7/2008 1/23/2009 1/23/2009 3/4/2010 3/4/2010 11/8/2010 2/15/2011 7/1/2011
Robert Moreyra	50,000 25,000 200,000 150,000	— — — 50,000	(5)	0.78 2.26 2.26 1.01	12/26/2009 4/4/2010 3/4/2010 11/8/2010
Dr. Bryan J. Zwan	—	—		—	—

(1)	All of the 12,500 options will vest on December 7, 2007.
(2)	All of the 25,000 options will vest on November 8, 2007.
(3)	All of the 25,000 options will vest on November 8, 2007.
(4)	Fifty percent of these options will vest on July 1, 2007. The remaining fifty percent will vest on July 1, 2008.
(5)	All of the 50,000 options will vest on November 8, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) under the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) stockholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms that they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company’s executive officers, directors and greater than ten percent (10%) stockholders complied with all applicable Section 16(a) filing requirements for the fiscal year ended December 31, 2006, with the exception of certain Form 4 filings for Dr. Zwan that were not filed timely to report the maturity of certain forward sales agreements.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K for that year:

The Audit Committee has reviewed and discussed these audited financial statements with management of the Company.

The Audit Committee has discussed with the Company’s independent accountants, Grant Thornton LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”) as amended, and has discussed with Grant Thornton LLP the independence of Grant Thornton LLP from the Company.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

Respectfully submitted by
The Audit Committee of the Board of Directors

Gerald A. Fallon, Chairman
Peter Collins

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed “soliciting material” or “filed” with the SEC.

COMPENSATION COMMITTEE REPORT

The Compensation Committee met with management to review and discuss the Compensation Discussion and Analysis seen below. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Form 10-K for its 2006 fiscal year, and the Board has approved that recommendation.

Respectfully submitted by
The Compensation Committee of the Board of Directors

Peter Collins, Chairman
Gerald A. Fallon
Robert Moreyra

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

The Company’s executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company’s annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The Compensation Committee attempts to achieve these goals by integrating, on an individualized basis, competitive annual base salary with stock options through the Company’s stock option plan and otherwise. The Compensation Committee believes that cash compensation in the form of salary and where appropriate, bonuses provides the Company’s executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options better coordinates the objectives of management with those of the stockholders with respect to the long-term performance and success of the Company. The Compensation Committee generally takes into consideration a variety of subjective and objective factors in determining the compensation package for executive officers, including how compensation compares to that paid by competing companies and the responsibilities and performance by each executive and the Company as a whole. In making its determinations, the Compensation Committee attempts to address the unique challenges that are present in the telecommunications industry in which the Company competes against a number of public and private companies with respect to attracting and retaining executives and other key employees.

Elements of 2006 Compensation

The primary element of executive compensation is base salary. The annual salary is determined on the basis of each executive officer’s responsibility, the general salary practices of companies with which the Company competes and each officer’s individual qualifications and experience. The Company provided the named executive officers, like its other employees, a base salary in order to compensate them for the services that they provide to the Company over the course of the year. The Company attempts to meet competitive salary norms for a company of its size and to reward exceptional performance and increased levels of responsibility through annual salary increases.

Base salaries are typically evaluated annually and, subject to any employment agreements, adjusted from their base level from year to year based upon the executive’s performance, level of responsibility and other factors relating to individual performance. In determining whether the executive goals have been achieved, the Compensation Committee considers numerous factors, including the following: the Company’s performance as measured by earnings, adjusted EBITDA, revenues, market share, technologies developed, and total assets. Although the Compensation Committee measures performance and increases compensation in light of these factors, no direct correlation exists between any specific criteria and an executive’s compensation, nor in its analysis, does the Compensation Committee attribute a particular weight to any specific criteria. A subjective determination is made after review of all relevant information, including the above.

The Company, due to its size, and performance over the past few years, generally does not pay any bonuses or stock awards. When appropriate, bonuses generally are based on actual corporate and individual performance compared to targeted performance criteria and various subjective performance criteria. Subjective performance criteria include an executive’s ability to motivate others, develop the skills necessary to grow as we mature as a company, recognize and pursue new business opportunities and initiate programs to enhance our growth and success. The Compensation Committee does not rely on a formula that assigns a pre-determined value to each of the criteria, but instead evaluates an executive officer’s contribution in light of all criteria. No named executive officer received a cash bonus or stock award in 2006.

Compensation for executive officers may also include the long-term incentives afforded by stock options and restricted stock awards. The purpose of stock options and restricted stock awards is to align the long-term interests of our executives and our stockholders and assist in the retention of executives. The size of stock-based awards is generally intended to reflect the executive’s position and contributions to the Company include success in achieving the individual performance criteria described above and contributions to the corporate goals.

Because of the direct relationship between the value of an option and the market price of our Common Stock, the Compensation Committee believes that granting stock options is an effective method of motivating executive officers to manage the Company in a manner that is consistent with the interests of the Company and our stockholders. However, because of the evolution of regulatory, tax and accounting treatment of equity incentive programs, and because it is important to us to retain our executive officers and key employees, the Compensation Committee realizes that it is important that the Company utilize other forms of equity awards as and when we may deem it necessary.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows, for the year ended December 31, 2006, the cash and other compensation awarded to, earned by, or paid to Mr. Myers and Mr. Hussey (the “Named Executive Officers”) for all services in all capacities. No other executive officer earned in excess of $100,000 during the year ended December 31, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Kenneth T. Myers (3) President & Chief Executive Officer	2006	210,833	—	—	6,971	—	—	6,325	217,158
Robert F. Hussey (4) President & Chief Executive Officer	2006	55,384	—	—	36,164	—	—	25,000	116,548

(1)	Amount shown in this column is based on the accounting expense recognized by the Company in fiscal year 2006 related to stock option awards granted to the Named Executive Officers in 2006, exclusive of any estimates of forfeiture relating to service-based vesting. The assumptions used to calculate the accounting expense recognized in fiscal year 2006 are set forth in Note 1 to the Company’s audited financial statements.
(2)	The All Other Compensation column represents the value of perquisites for 401(k) matching contributions for Mr. Myers and Board fees earned by Mr. Hussey after his resignation as Interim President and Chief Executive Officer on February 23, 2006.
(3)	Mr. Myers was hired as President and Chief Executive Officer of the Company on February 23, 2006.
(4)	Served as Interim President and Chief Executive Officer of the Company from February 15, 2005, through February 23, 2006.

Employment and Change of Control Arrangements

On February 15, 2005, the Board appointed Robert F. Hussey as the Company’s Interim President and Chief Executive Officer. Mr. Hussey served as the Company’s Interim President and Chief Executive Officer until February 23, 2006. Mr. Hussey had an employment arrangement which provided for an annual base salary of $300,000 to be paid on a semi-monthly basis and a stock option grant to purchase 250,000 shares of the Company’s Common Stock at an exercise price of $1.11 per share, which vests quarterly commencing on the date of grant. Mr. Hussey also participated in all employee benefit plans offered to other senior executives.

On February 23, 2006, the Board of the Company appointed Kenneth T. Myers as the Company’s President and Chief Executive Officer. Mr. Myers is an at-will employee who serves at the pleasure of the Board. He is entitled to an annual salary of $225,000, payable in accordance with the Company’s payroll policies, and customary employee benefits offered by the Company.

In connection with Mr. Myers’s appointment, the Company and Mr. Myers entered into a Change of Control Agreement dated as of February 23, 2006 (the “Agreement”). Pursuant to the Agreement, if the Company terminates Mr. Myers’s employment at any time prior to the first anniversary of the change in control (as defined in the Agreement) other than for cause (as defined in the Agreement), then the Company shall pay to Mr. Myers an amount equal to twelve months of his annual salary then in effect, provided that in no instance will the amount be less than Mr. Myers’s salary as of the date of the Agreement. The Agreement also provides that (i) if the Company relocates its headquarters more than 50 miles from its location as of the date of Mr. Myers’s appointment, then Mr. Myers will have the option of resigning and accepting payment from the Company of an amount in cash equal to twelve months of his salary then in effect and (ii) if the Company reduces Mr. Myers’s salary, then Mr. Myers will have the option of resigning and accepting payment from the Company of an amount in cash equal to twelve months of his salary prior to such reduction, provided that in no instance will the amount be less than Mr. Myers’s salary as of the date of the Agreement. The Agreement further provides that all of Mr. Myers’s outstanding unexercised options shall vest and become exercisable immediately prior to a change in control.

2006 Grants of Plan-Based Awards

The Named Executive Officers were not granted any stock options or any stock awards vest during the year ended December 31, 2006.

Outstanding Executive Equity Awards at Fiscal Year-End

The following table summarizes the equity awards the Company made to the Named Executive Officers that are outstanding as of December 31, 2006.

Option Awards
	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Un-exercisable
Robert Hussey	15,000 25,000 100,000 25,000 100,000 75,000 250,000 50,000	— — — — — 25,100 — 50,000	(1) (2)	1.42 1.28 1.28 2.26 2.26 1.01 1.11 0.26	8/7/2008 1/23/2009 1/23/2009 3/4/2010 3/4/2010 11/8/2010 2/15/2011 7/1/2011
Kenneth Myers	45,833	4,167	(3)	1.60	6/21/2010

(1)	All of the 25,000 options will vest on November 8, 2007.
(2)	Fifty percent of these options will vest on July 1, 2007. The remaining fifty percent will vest on July 1, 2008.
(3)	All of the 4,167 options will vest on June 21, 2007.

Option Exercises and Stock Vested

The Named Executive Officers did not exercise any stock options and did not have any stock awards vest during the year ended December 31, 2006.

Pension Benefits and Deferred Compensation Plans

The Company does not provide pension benefits or deferred compensation plans.

Potential Payments Upon Change-in-Control or Termination

The table below reflects the amount of compensation payable to each of the Named Executive Officers in the event of a change-in-control or termination of employment, as further described in the Compensation Discussion and Analysis section of this Proxy Statement.

Name	Change in Control	Severance
Kenneth T. Myers	$225,000	$225,000
Robert F. Hussey	—	—

Equity Compensation Plan Information

The following table sets forth the Company’s equity compensation plan information as of December 31, 2006.

	Column(a)	Column(b)	Column(c)	Column(d)
Plan Category	Restricted stock to be issued upon vesting	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders (1)	—	2,821,021	$2.59	8,973,175
Equity Compensation Plans Not Approved by Security Holders	—	—	—	—

Total	—	2,821,021	$2.59	8,973,175

(1)	These plans consist of the 1996 Stock Option Plan and the 2001 Stock Option Plan.

Section 401(k) Plan

In 1997, the Company adopted a 401(k) Salary Savings Plan (the “401(k) Plan”) covering the Company’s full-time employees located in the United States. The 401(k) Plan is intended to qualify under Section 401(k) of the Internal Revenue Code, so that contributions to the 401(k) Plan by employees or by the Company, and the investment earnings thereon, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company, if any, will be deductible by the Company when made. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($15,000 in 2006 or $20,000 for employees 50 years or older) and to have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional matching contributions to the 401(k) Plan by the Company on behalf of all participants in the 401(k) Plan. Currently, the Company matches the first 6% of such voluntary contributions at 50% of the amount contributed by the employee.

Compensation Committee Interlocks and Insider Participation

During 2006, the Compensation Committee consisted of Mr. Collins (Chairman), Mr. Fallon and Mr. Moreyra. During 2006, none of the Company’s executive officers or former officers served on the Compensation Committee or board of directors of any entities whose directors or officers serve on the Company’s Compensation Committee or the Board.

Certain Relationships and Related Transactions

On September 16, 2004, the Company borrowed $27.0 million from Optel Capital, LLC (“Optel”), an entity controlled by our largest stockholder and current chairman of the board of directors, Dr. Bryan J. Zwan, pursuant to a secured convertible promissory note (the “Secured Convertible Promissory Note”) that bore interest at 10% per annum and was secured by a first priority security interest in substantially all of our assets. The conversion feature of the Secured Convertible Promissory Note was approved by the Company’s disinterested stockholders at a special meeting of stockholders on February 10, 2005. The transactions with Optel were approved by the Board, upon the recommendation of a special committee of the Board. The special committee is composed solely of independent directors. Accordingly, all or any portion of such debt was convertible into the Company’s Common Stock at the option of Optel at any time. The conversion price was based upon the volume-weighted average trading price of the Company’s Common Stock during the five-day period preceding the date of any conversion. The Company is required to file a registration statement covering the offer and sale by Optel of the shares of Common Stock issuable upon conversion and to keep the registration statement effective until the date that is two years after the date that such registration statement is declared effective.

On March 11, 2005, Optel converted $1.0 million of the indebtedness outstanding under the Secured Convertible Promissory Note into 981,258 shares of our Common Stock. On January 4, 2007, Optel converted the remaining indebtedness, or $34.8 million, outstanding under the Secured Convertible Promissory Note into 220,222,515 shares of our Common Stock. As a result, the Company’s obligations of repayment of debt under the Secured Convertible Promissory Note were satisfied as of January 4, 2007. As a result of the conversion of the amount outstanding under the Secured Convertible Promissory Note, Optel and other entities controlled by Dr. Zwan control, in the aggregate, approximately 91.1% of the issued outstanding shares of the Company’s Common Stock.

As of April 18, 2007, the Company owed Optel approximately $27.6 million in principal plus approximately $4.6 million in accrued interest thereon, which debt is secured by a first priority security interest in substantially all of our assets and such debt accrues interest at a rate of 10% per annum (“Short Term Notes”). The $27.6 million in principal plus accrued interest is now currently due and payable on demand at any time. The indebtedness evidenced by the Short Term Notes is in addition to the indebtedness formerly evidenced by the Secured Convertible Promissory Note and therefore it was not affected by Optel’s conversion of the indebtedness evidenced by the Secured Convertible Promissory Note into Common Stock in March 2005 and January 2007.

All of the foregoing transactions with Optel were approved by the Board, upon the recommendation of the special committee of the Board. The special committee is composed solely of independent directors.

On May 15, 2006, Optel established an irrevocable letter of credit in the amount of approximately $278,399 on the Company’s behalf and naming Highwoods/Florida Holdings, L.P., the Company’s landlord, as beneficiary. The letter of credit expires on July 31, 2011.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

	2006	2005
Audit Fees	$221,524	$141,020
Audit-Related Fees	—	—
Tax Fees (1)	38,804	49,784
All Other Fees	—	14,548	(2)

Total Fees	$260,328	$202,352

The following list details the aggregate fees billed by Grant Thornton LLP and PriceWaterhouseCoopers LLP (“PWC”) for professional services during 2006 and 2005. Unless otherwise specified, the amounts represent fees paid to Grant Thornton LLP.

(1)	Consisted of fees for tax compliance, tax advice and tax planning services for federal, state and local taxes.
(2)	Consisted of (a) fees billed by Grant Thornton LLP totaling $6,926 for services rendered for work related to proxy and discussions on Sarbanes-Oxley compliance and attendance at annual stockholders and special stockholders meetings, and (b) consisted of fees billed by PWC totaling $7,622 for accounting fees associated with the Company’s international offices.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services provided by our independent registered public accounting firm. The policy is designed to ensure that the provision of these services does not impair the registered public accounting firm’s independence. Under the policy, any services provided by the independent registered public accounting firm, including audit, audit-related, tax and other services, must be specifically pre-approved by the Audit Committee.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

For 2006, all audit, audit-related and tax services including all other services provided by Grant Thornton LLP were pre-approved.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Item 2 on the Proxy Card)

The Board, upon the recommendation of the Audit Committee, has appointed the firm of Grant Thornton LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2007, subject to ratification of this appointment by the stockholders of the Company. Grant Thornton LLP has served as independent auditors of the Company since October 2002 and is considered by the Audit Committee and the Board to be well qualified. The Company has been advised by the firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

One or more representatives of Grant Thornton LLP will be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Vote Required and Board Recommendation

Ratification of the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for it. If the stockholders should not ratify the appointment of Grant Thornton LLP, the Board of Directors will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” PROPOSAL TWO, THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

OTHER BUSINESS

The Company is not aware of any other matters to be presented at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares that they represent in accordance with their best judgment.

STOCKHOLDER PROPOSALS TO BE CONSIDERED AT NEXT ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2008 annual meeting and that stockholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Secretary of the Company at its principal executive offices (5775 Rio Vista Drive, Clearwater, Florida 33760) no later than December 19, 2007, which is 120 calendar days prior to the anniversary of the date of this Proxy Statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

In addition, under the Company’s Bylaws, a stockholder presentation of an item for consideration as an agenda item at a meeting of stockholders must be submitted to the principal executive offices of the Company not less than 120 days nor more than 180 days prior to the anniversary of the mailing of the date of the previous Proxy Statement (the “Bylaw Deadline”). Stockholders should contact the Secretary of the Company in writing at 5775 Rio Vista Drive, Clearwater, Florida 33760 to make any submission or to obtain additional information as to the proper form and content of submissions. If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s annual meeting.

Additional Information

A copy of the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2006, is being mailed with this Proxy Statement to stockholders entitled to notice of the Meeting. At any stockholder’s written request, the Company will provide without charge, a copy of this report, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $0.20 per page will be made. Requests should be sent to Investor Relations, Digital Lightwave, Inc., 5775 Rio Vista Drive, Clearwater, Florida 33760.

By order of the Board of Directors,

Clearwater, Florida April 19, 2007	President, Chief Executive Officer, Principal Financial Officer and Secretary

Appendix A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

DIGITAL LIGHTWAVE, INC.

The Board of Directors (the “Board”) of Digital Lightwave, Inc. (the Company”) hereby adopts this Charter to establish the new governing principles of the Audit Committee.

1.	Role of the Audit Committee. The role of the Audit Committee is:

1.1.	To act, directly, to fulfill the responsibility that are required of audit committees under the rules and regulation of the Securities and Exchange Commission (“SEC”) and the Nasdaq Stock market, Inc. (“Nasdaq”);

1.2.	To oversee all material aspects of the Company’s reporting, control and audit functions;

1.3.	To oversee the independence and performance of the registered public accounting firm which acts as the Company’s independent auditors; and

1.4.	To provide a means for open communication between and among the Company’s independent auditors, financial and senor management, the Audit Committee and the Board.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate, or that they are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Company’s independent auditors. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to ensure the Company’s compliance with laws and regulations. The primary responsibility for these matters also rests with the Company’s management.

2.	Composition of the Audit Committee

2.1.	The Board shall designate the members of the Audit Committee at each annual organizational meeting of the Board, and the members shall serve until the next such meeting or until their successors are designated by the Board; and

2.2.	All members of the Audit Committee shall satisfy the requirements for “independence” of a member of an audit committee under the regulations of the SEC and Nasdaq. Each member of the Audit Committee shall be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member. All Audit Committee members shall have a basic understanding of finance and accounting, and shall be able to read and understand financial statements at the time of their appointment. One member of the Committee shall have accounting or related financial management experience, and the Board shall use best efforts to assure that one member of the Audit Committee is an “audit committee financial expert” as that term is defined by SEC rules. In addition, the members of the Audit Committee shall meet any other requirements of the applicable regulations of the SEC and Nasdaq.

3.	Meetings of the Audit Committee.

The Audit Committee shall meet at least four times annually, and more frequently as circumstances require. The Audit Committee, or the Chairman of the Audit Committee, shall be responsible for meeting with the independent auditors to discuss the interim financial statements.

4.	Responsibilities of the Audit Committee.

The Audit Committee shall have the responsibilities set forth below with respect to:

4.1.	The Company’s Independent Auditors

4.1.1.	To appoint, oversee, and authorize the compensation of the registered public accounting firm which serves as the Company’s independent auditors (referred to herein as the “independent auditors”), including to resolve disagreements between management and the independent auditors, who shall report directly to the Audit Committee;

4.1.2.	To appoint, oversee, retain and authorize the compensation of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform other audit, review or attest services for the Company, who shall report directly to the Audit Committee;

4.1.3.	To have sole authority to hire and fire the Company’s independent auditors;

4.1.4.	To approve in advance any audit or non-audit services provided by the Company’s independent auditors;

4.1.5.	To actively engage in a dialogue with the independent auditors about any matter that may impact upon that firm’s objectivity and independence, and to take any appropriate action to oversee the independence of the independent auditors;

4.1.6.	On an annual basis, review and discuss all relationships the registered public accounting firm serving as independent auditors has with the Company in order to consider and evaluate the firm’s continued independence. In connection with its review and discussions, the Committee shall: (i) insure that the registered public accounting firm submits to the committee a formal written statement (consistent with Independence Standard Board Standard No. 1) delineating all relationships and services that may impact the objectivity and independence of the firm; (ii) discuss with the registered public accounting firm any disclosed relationship, services or fees (audit and non-audit related) that may impact its objectivity and independence; and (iii) satisfy itself as to the registered public accounting firm’s independence;

4.1.7.	To maintain a constructive and positive working relationship with the company’s independent auditors because of the ultimate responsibility of the independent auditors to the Audit Committee as representatives of the shareholders;

4.1.8.	To make itself reasonably available to the independent auditors for discussion, and to provide sufficient opportunity for the independent auditors to meet with members of the Audit Committee without members of Management present, to discuss, among other things, the independent auditors’ evaluation of the Company’s financial and accounting personnel, and the cooperation the independent auditors received during the course of each audit;

4.1.9.	To ensure that the Audit committee receives annually from the registered public accounting firm which serves as the Company’s independent auditors the information about all of the relationships between the firm and the Company that independent auditors are required to provide to the Audit Committee;

4.1.10.	To obtain and review all reports required under the Exchange Act to be provided to the Audit Committee by the independent auditor, including, without limitation, reports on (i) all critical accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, and the treatment preferred by the independent auditor, independent auditor and management, such as any management letter or schedule of unadjusted differences;

4.1.12.	To evaluate annually the effectiveness and objectivity of the Company’s independent auditors.

4.2.	The Company’s Risk and Control Environment

4.2.1.	To discuss with the Company’s management, independent auditors and financial management the integrity of the Company’s financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks;

4.2.2.	In consultation with management and the independent auditors, to review and assess the adequacy of the Company’s internal control over financial reporting on the procedures designed to ensure compliance with applicable laws;

4.2.3.	To review management’s report on internal control over financial reporting that is required to be included in the Company’s Annual report of Form 10-K;

4.2.4.	To review the independent auditor’s attestation to management’s report on internal control over financial reporting included in the Annual Report of Form 10-K evaluating he company’s internal control over financial reporting;

4.2.5.	Review and discuss any disclosures made by the Company’s CEO and CFO to the Committee, as a result of their evaluation as of the end of each fiscal quarter of the effectiveness of the Company’s disclosure controls and procedures and its internal control over financial reporting, indicating (i) any significant deficiencies or weaknesses in the Company’s internal control, and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal control over financial reporting; and

4.2.6.	To investigate any matter brought to its attention within the scope of its role and responsibilities.

4.3.	The Company’s financial Reporting Process

4.3.1.	To oversee the Company’s selection of and changes to its accounting policies;

4.3.2.	To establish the Company’s policies with respect to the use of non-GAAP financial measures in financial reporting or public dissemination of financial information;

4.3.3.	To establish the company’s policies with respect to engaging in and disclosure of off-balance sheet transactions;

4.3.4.	To meet with the Company’s independent auditors and financial management, both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent auditors are required by generally accepted auditing standards to discuss with the Audit Committee, such as any significant changes to the Company’s accounting policies, the integrity of the Company’s financial reporting processes, and any proposed changes or improvements in financial, accounting or auditing practices;

4.3.5.	To review with the independent auditors and the Company’s financial management the adequacy and effectiveness of the accounting and financial controls of the Company, and to elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures may be desirable;

4.3.6.	To discuss with the Company’s financial management and independent auditors the Company’s annual results and interim results before they are made public;

4.3.7.	To review and discuss with the Company’s financial management and independent auditors the Company’s audited financial statements and interim financial statements before they are made public; and

4.3.8.	To issue for public disclosure by the Company the report required by the rules of the SEC

4.4.	Other Matters

4.4.1.	To establish and review adherence to the Company’s cash management and investment policies;

4.4.2.	To review and approve all of the Company’s related-party transactions;

4.4.3.	To adopt clear guidelines for the Company’s hiring of any employees of the independent auditors who were previously engaged on the Company’s account;

4.4.4.	To establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting control or auditing matters; (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters including but not limited to deviation from full and fair reporting of the Company’s financial condition; false statements to or by a senior officer or accountant related to a matter contained in the financial records; and financial reports or audit reports of the Company; and (iii) the identification of an individual or entity by title or designation that an employee may contact with complaints or concerns regarding accounting, internal accounting control, or auditing matters;

4.4.5.	To review and reassess the adequacy of this Charter on an annual basis; and

4.4.6.	To report to the Board the matters discussed at each meeting of the Audit Committee.

5.	Compensation of the Audit Committee

5.1.	Each member of the Audit Committee shall be compensated by the Company for his or her Board and Committee service, in the manner and at the rates established from time to time by the Board; and

5.2.	The Company shall not provide any direct compensation for Audit Committee members except for their Board and Committee service, as authorized in Section 5.1.

6.	Resources and Authority

The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel, accountants or other experts or advisors, as it deems necessary or appropriate, without seeking approval of the Board or the Company’s management.

The Company shall provide the appropriate funding, as determined by the Audit Committee in its capacity as a committee of the Board, for payment of:

6.1	Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing another audit, review or attest services for the Company;

6.2	Compensation of any advisers employed by the audit Committee; and

6.3	Ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

DIGITAL LIGHTWAVE, INC.

2007 Annual Meeting of Stockholders

Digital Lightwave, Inc.

5775 Rio Vista Drive

Clearwater, Florida 33760

May 22, 2007

10:00 A.M.

This Proxy is solicited on behalf of the Board of Directors of Digital Lightwave, Inc.

(the “Company”) and all matters to be voted upon are proposed by the Company.

The undersigned hereby constitutes and appoints Kenneth T. Myers (“Designee”), attorney, agent, and proxy with power of substitution to vote all of the shares of the Company that the undersigned is entitled to vote at the 2007 Annual Meeting of Stockholders (the “Meeting”) to be held at the Radisson Hotel and Conference Center located at 12600 Roosevelt Boulevard, St. Petersburg, Florida 33716, on May 22, 2006, at 10:00 a.m. local time, and any adjournment thereof.

This Proxy when properly executed will be voted as directed, or if no direction is indicated, will be voted “FOR” all of the nominees set forth below for election as directors and “FOR” the ratification of the appointment of the independent auditors. In his discretion the Designee is also authorized to vote upon such other matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement is unable to serve for good cause or will not serve, any matter with respect to which the Company has not received notice, and matters incident to the conduct of the meeting. Only holders of Common Stock of the Company may vote for the matters set forth below.

Please mark your votes as indicated in this example. ☒

Proposal One: Election of Directors

☐	FOR all nominees listed below (except as otherwise marked below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below.

Dr. Bryan J. Zwan

Peter H. Collins	Robert F. Hussey

Gerald A. Fallon	Robert Moreyra

Proposal Two: Ratification of Appointment of Independent Auditors

☐  FOR                ☐  AGAINST                ☐  ABSTAIN

(SEE REVERSE SIDE)

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 19, 2006, and ratifies all actions that the Designee or his substitute may lawfully take or cause to be taken by virtue hereof and revokes all former proxies.

Dated: __________________________, 2007

Signature:

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney or for an estate, trust, or corporation, please give full title. Please return the signed card in the enclosed envelope.